2019 AGA Financial Forum May 21-23, 2019 Exhibit 99.1

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2018 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. Adjusted EPS (non-GAAP measure): Diluted Earnings per share excluding the impact of certain significant new non-cash items, including, but not limited to, the following: the impact of unrealized mark-to-market changes and one-time charges, such as severance charges. The Company calculates "adjusted earnings” by adjusting reported (GAAP) earnings to exclude the impact of certain significant non-cash items, including the impact of unrealized MTM gains (losses), one-time charges such as severance charges, and any prior year tax savings retained by our regulated businesses as a result of current year regulatory authorizations.

Financial Update Our Commitment to Financial Discipline and Shareholder Value 3

A Strong Foundation for Growth $1.5 Billion Market Capitalization (4/30/19) Five Years 11.0% plus ROE 8.8% EPS CAGR $283 Million Capital Investment in 2018 246,000 Distribution Customers 5,359 Miles of Gas Pipelines and Distribution Mains $1.7 Billion Total Assets (12/31/2018) 12 Years Superior Annual Earnings Growth Chesapeake Utilities - Key Statistics 4

Earnings and Dividends Twelve Years of Superior Growth 5 *Adjusted Non-GAAP EPS of $2.89 excludes TCJA Impact We have generated strong earnings growth, which has enabled us to grow our recent dividends faster than our peers.

Capital Projects – High Return / High Investment Peer ROE vs. Capital Expenditures (January 2016 – December 2018) 6

A STRONG
foundation
FOR GROWTH

Strategic Achievements in 2018

- Substantially completed **Eastern Shore Natural Gas 2017 System Expansion**
  - Set a new daily delivery record in excess of 250,000 dekatherms
  - Recovered cost of the System Expansion and reliability projects through FERC rate proceeding that contributed $9.5 million in margin in 2018
- **Peninsula Pipeline** constructed a $36 million pipeline to serve industrial customers and gas utilities in Northwest Florida; and a $9 million project to replace an aging undersized lateral serving the FPU distribution system in New Smyrna Beach
- **Delmarva Natural Gas** added 3,000 customers. The conversion of the propane system to natural gas in and around Ocean City, Maryland is progressing on schedule; and we have converted 7,600 accounts to date.
- **Sharp Energy** completed the acquisition of R.F. Ohl Company, a retail propane business in the Pocono Mountain region of Pennsylvania. Sharp keeps growing its AutoGas business, delivering more than 2 million gallons of propane for vehicle fuel. Sharp began providing its AutoGas offering in Florida in 2018.
- Our Florida team successfully responded and restored electric service after the significant damage caused by **Hurricane Michael**.
- FPU acquired what is now **Marlin Gas Services** which provides temporary CNG fueling services for natural gas utility distribution systems.

7

Chesapeake Utilities – First Quarter 2019 Highlights 8 Superior Shareholder Return Driven by Consistent Above Average Earnings and Dividend Growth Greater than 16% total shareholder return for 1, 3, 5, 10 & 20 years ended April 30, 2019 20% growth in adjusted earnings per share for first quarter 2019 compared to first quarter 2018 Dividend increased by 9.5%; 5 Year CAGR = 8.4% Dividend growth supported by earnings growth (5 Year EPS CAGR of 8.8% -- through 12/31/18) Continued Growth Across the Company’s Businesses $10.1 Million in Incremental Gross Margin – Key Drivers include: $4.3 million from new pipeline projects $2.8 million from Marlin & Ohl acquisitions $2.5 million from Unregulated Business Segment - Aspire Energy, Customer growth and higher retail propane margins more than offset lower weather related consumption and wholesale results $1.5 million from natural gas distribution customer growth Successful Regulatory Initiatives Florida PSC approved retention of a portion of TCJA tax savings: $1.3 million gain on reversal of 2018 tax reserves $1.9 million incremental benefit (net of GRIP) annually beginning in 2019 ($794,000 in first quarter of 2019) Florida PSC approved storm recovery fund surcharge associated with Hurricane Irma $1.9 million recovered from April 2019 to March 2021

Reconciliation of GAAP to Adjusted Earnings First Quarter 2019 9 2019 is off to a great start (whether measured from a GAAP or non-GAAP basis)

Capital Capacity Has Supported Our Growth Total Capitalization has More Than Doubled in Five Years 10 Equity/Permanent Capitalization 65.5% 70.6% 76.5% 71.1% 62.1% 65.5% Equity/Total Capitalization 54.0% 51.9% 55.4% 51.5% 45.4% 46.2% $556,148 $689,692 $805,010 $944,079 $1,177,559 Target Equity to Total Capitalization Ratio of 50% - 60% During 2019, we will fund a committed $100 million note due in 2039 at 3.98%. We expect to refinance with permanent capital the $60 million intermediate term notes due in 2020 – which are currently included in current portion of long-term debt. We are reviewing our capital structure and financing plans for debt and equity in conjunction with the timing of our capital spending and in-service dates for growth projects. We expect to migrate back closer to our target structure as we move through the latter part of this year and into 2020. Excluding $60 MM 2020 Term Notes Equity to Total Capitalization equals 49% $1,140,852 $260,390 * Short-term debt includes current portion of long-tem debt

Investing for the Future Current and Future Growth Opportunities 11

Continuing to Build for the Future 12 We have invested $1.37 billion in capital expenditures from 2009 to 2018 (ten year period) which has propelled our growth. $ in thousands 2019 Forecasted Capital Expenditures $66,787 Natural Gas Transmission 70,092 Natural Gas and Electric Distribution 21,631 Unregulated Energy 9,705 Corporate / Other $168,215 Total Forecasted Capital Expenditures

Major Projects and Initiatives Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives 13

Natural Gas Expansion Recent Eastern Shore and Florida Transmission Projects 9 14 Expansion Projects Completion Date Investment Amount (000’s) Fully In-Service Annual Margin (000’s) 2017 Eastern Shore System Expansion, Delmarva (1) Q2 - 2019 $117,000 $16,183 Northwest Florida Expansion, Florida Q2 - 2018 $44,300 $ 6,500 New Smyrna Beach, Florida Q4 – 2018 $9,000 $1,400 Western Palm Beach County, Florida (2) Q1 - 2020 $30,000 $4,700 Total $200,300 $28,783 Eastern Shore expansion substantially completed in 2018 (2) Western Palm Beach County expansion partially in-service in December 2018 - Projects /Phases include Belvedere, Westlake/Arden, Avenir and Research Park - Fully in-service 2020 with annual margin of $4.7 million

Del-Mar Energy Pathway Project Under Development Strategic Growth Initiative 15

Marlin Gas Services Significant Growth Potential 9 16 Mobile Compressed Natural Gas Delivery Solutions. Emergency response for pipeline and gas distribution systems Temporary service for planned maintenance or system upgrade outages Virtual pipeline delivery Transport of RNG from landfills or biogas producers to pipelines, vehicle fueling stations, end-users Deliveries for gas quality requirements and peaking services

Marlin Gas Services Q1 Results and 2019 Forecast 9 17 Growth Forecast 2020 Margins expected to be >$6.0M Additional trailers and compressors on order Offload regulators are being constructed Further territorial expansion into the Southeast, Mid-Atlantic, and Gulf Coast regions Negotiating utilization of CNG station in Delmarva Two additional CNG stations planned Probable expansion into LNG transportation 1st Quarter Results Growth is above proforma target 2019 forecast margin ($5.1M) exceeds budget Obtained additional trucks, trailers, and off load regulators to meet expected demand.

Regulatory and Governance Our Commitment to Innovation and Sustainability 18

Significant Regulatory Initiatives First Quarter 2019 Developments and Currently Planned Filings 9 19 Florida - FPU TCJA – Natural Gas (non-GRIP) (CFG and FPU) Company retains benefit: $1.3MM reserve reversal in Q1; annual benefit = $1.9MM TCJA – Natural Gas (GRIP) Customer rates were adjusted through annual rate mechanisms with the ADIT regulatory liability to also be an annual rate adjustment TCJA – Electric Return tax savings to customers through lower fuel costs and storm reserve recovery Electric Storm Reserve In March 2019 Florida PSC approved recovery of $428,000 incurred costs and $1.5MM for storm reserve replenishment to be collected in rates from April 2019 – March 2021 Hurricane Michael Response We plan to file for cost recovery some time during the second/third quarter of 2019 Delaware- DNG TCJA Customer rates adjusted March 2019; customer credits to be issued in 2nd quarter 2019 Weather Normalization Filed in January 2019; under review with a decision expected by December 2019 FERC - ESNG Del Mar Energy Pathway Project Environmental assessment issued; final approval by FERC expected by the third quarter 2019 Note: Maryland PSC and FERC finalized TCJA treatment in 2018 Chesapeake’s Business Units approach their Regulatory Proceedings with Innovative Solutions and Initiatives

2018 Air Quality Awareness Champion Green Globes Certificate Energy Lane Facility Marlin Gas Services Eight Flags Combined Heat and Power Plant Sharp AutoGas Chesapeake Utilities Commitment Sustainability and ESG CNG Vehicle Fuel 20

Corporate Culture Corporate Governance 2018 Best North American Utility for Corporate Governance Connecting with our Customers and Communities - Chesapeake Utilities recognizes that customers expect safe, efficient and reliable service , as well as enhanced business connection options, more convenience and modern solutions. - In 2018 Chesapeake employees volunteered over 3,900 hours making personal connections and having a significant impact where we live, work and serve Employee-Centric Seven years in row being recognized as a Top Workplace Combination of Strategic Focus, Engaged Employees and Innovation 21

Closing Remarks 22

Market Capitalization Increased Performance is Driving Increased Value 23 18% Annual Growth In Market Capitalization Market Capitalization has doubled in less than five years Current Market Capitalization of $1.519 billion CPK Stock Price of $92.64 per share as of April 30, 2019 $10,000 invested in CPK as of January 1, 2014 would have a value of $25,700 with dividends reinvested through April 30, 2019

Total Shareholder Return (TSR) Comparison to Broader Market – S&P 500 Companies and Peer Group Comparison 24 Source: Bloomberg Chesapeake is driven to increase shareholder value…. Our compound annual return has exceeded 16% for all periods shown through April 30, 2019. Chesapeake exceeded the peer group 75th percentile over the long term.

Chesapeake Utilities Corporation Expect Growth Well Above Industry Average Earnings per Share 25 Capital Expenditures We target EPS Growth to be 7.75% to 9.5% over 5 years * * 2017 Adjusted Non-GAAP EPS of $2.89 (Excludes TCJA) Earnings per Share 2019 - 2022

A Strong Foundation for Growth A Strong Foundation for Growth: Track Record. Energized Team. Financial Discipline. Chesapeake Utilities’ solid track record, driven by our strong aspiration for growth and commitment to care for our employees, customers, investors and communities we serve. Chesapeake Utilities is well positioned to continue to build on its strong foundation and deliver exceptional service to our customers and industry leading results for our shareholders. We will selectively, and with our customary discipline, seek to develop growth projects that compliment our existing portfolio, provide rapid earnings accretion, and generate target returns. Financial Objectives in Support of Shareholder Value Investing $750 MM to $1 Billion in capital through 2022 Generate EPS CAGR of 7.75% to 9.50% through 2022 Target 11.0% Return on equity or higher Sustain dividend growth supported by earnings growth 26 The key to our success is our employees’ creative talent, relentless pursuit of better solutions and unwavering commitment to serve our customers with clean, affordable and reliable energy .

Thank You! Jeff Householder President & CEO jhouseholder@chpk.com Beth Cooper Executive Vice President, CFO and Asst. Secretary bcooper@chpk.com Any Questions? Jim Moriarty Executive Vice President, General Counsel and Corporate Secretary jmoriarty@chpk.com

Appendices 28

Chesapeake Utilities’ Energy Delivery Systems 29 Natural Gas Transmission Delaware, Maryland, Pennsylvania, Florida, Ohio Electric Distribution Florida Propane Distribution and AutoGas Delaware, Maryland, Pennsylvania, Virginia, Florida Natural Gas Distribution Delaware, Maryland, Florida Mobile CNG Temporary Services and Combined Heat & Power Florida and Southeastern United States Natural Gas Marketing Delaware, Maryland, Florida and Pennsylvania Regulated Energy Unregulated Energy 79% 21%

2018 Financial Highlights Net income of $56.6 million of $3.45 per share, - Compared to $58.1 million $3.55 per share in 2017; which included an $0.87 one-time gain from Tax Cuts and Jobs Act (“TCJA”). - Generated increased per share income for all but $0.10 of the TCJA gain. Capital expenditures were a record $283 million; investing 30% of total capitalization. Return on Equity of 11.2% in 2018. We have generated a ROE above 11% in each of the past five years. Annualized Dividend increased 13.8% to $1.48 per share. Total Shareholder Return was 24% for the year ended April 30, 2019. - Investors have earned 16% annually or greater on their Chesapeake Utilities’ investment for all periods ended April 30, 2019 Operating income was a $95 million compared to $87 million in 2017. 30

Delivering Consistent and Higher Returns Return on Equity 31 Chesapeake Utilities has delivered top quartile ROEs over the long-term. Our return on equity has been driven by our (i) innovative approach to cultivate, develop and consummate growth projects and initiatives, and (ii) generating higher returns from our unregulated energy businesses.

Reconciliation of First Quarter Results Key Variances 2019 versus 2018 32 Significant margin growth drives strong first quarter performance Eastern Shore and Peninsula Pipeline expansion projects Acquisitions of Marlin and Ohl assets Organic growth in natural gas distribution and Aspire Regulatory initiatives in Florida Higher retail margins per gallon in the propane business

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